UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A
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Evolv Technologies Holdings, Inc.
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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V96727-P47873 EVOLV TECHNOLOGIES HOLDINGS, INC. 500 TOTTEN POND ROAD, 4TH FLOOR WALTHAM, MA 02451 EVOLV TECHNOLOGIES HOLDINGS, INC. 2026 Annual Meeting Vote by June 17, 2026 11:59 PM ET You invested in EVOLV TECHNOLOGIES HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 18, 2026. Vote Virtually at the Meeting* June 18, 2026 10:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/EVLV2026 Get informed before you vote View the Notice and Proxy Statement and Fiscal Year 2025 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V96728-P47873 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect each of the company’s Class II Directors for a three-year term ending at the 2029 Annual Meeting of Stockholders. For Nominees: 01) Neil Glat 02) Richard Shapiro 2. To approve, on an advisory (non-binding basis), the compensation of the company’s named executive officers. For 3. To ratify the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For NOTE: Any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.